Exhibit 10.5

FIRST AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT (this “Amendment”) is dated as of July 21, 2011, by and between ADVENIR@MARGATE, LLC, a Florida limited liability company (“Seller”), and GRAND PEAKS PROPERTIES, INC., a Colorado corporation (“Purchaser”).

Recitals

A.            Seller and Purchaser entered into that certain Real Estate Purchase and Sale Agreement dated as of June 6, 2011 (the “Agreement”), relating to certain real property and improvements located in Broward County, Florida (the “Property”).  Any initially capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned to such terms in the Agreement.

B.            Seller and Purchaser wish to extend the Approval Date.

Agreement

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.             Incorporation of Recitals.  The foregoing Recitals are incorporated herein by reference.

2.             Approval Date.  The Approval Date shall be July 28, 2011.

3.             No Other Changes.  Except as expressly modified hereby, the Agreement remains in full force and effect in accordance with its original terms.  In the event of any conflict between the terms of the Agreement and the terms of this Amendment, this Amendment shall control.

4.             Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed an original but both of which shall constitute one and the same instrument.  Any signature to this Amendment transmitted via facsimile or other electronic means shall be deemed an original signature and shall be binding upon the parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SELLER:

ADVENIR@MARGATE, LLC, a Florida limited liability company

By:	ADVENIR@MARGATE GP, LLC, a Florida limited liability company, its Managing Member

	By:	ADVENIR, INC., a Florida corporation, its Managing Member

		By:	/s/ Stephen L. Vecchitto
Stephen L. Vecchitto
President

PURCHASER:

GRAND PEAKS PROPERTIES, INC., a Colorado corporation

By:	/s/ Luke Simpson
Luke Simpson
Chief Executive Officer